As filed with the Securities and Exchange Commission on November 30, 2007

Registration No. 333-142737

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DELTEK, INC.

(Exact name of registrant as specified in its charter)

Delaware	7372	54-1252625
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

13880 Dulles Corner Lane

Herndon, VA 20171

(703) 734-8606

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

David R. Schwiesow

Senior Vice President, General Counsel and Secretary

Deltek, Inc.

13880 Dulles Corner Lane

Herndon, VA 20171

(703) 734-8606

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Richard A. Steinwurtzel, Esq.	Kris F. Heinzelman, Esq.
Vasiliki B. Tsaganos, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP 1001 Pennsylvania Avenue, N.W., Suite 800 Washington, DC 20004 Tel: (202) 639-7000 Fax: (202) 639-7003	Damien R. Zoubek, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, NY 10019 Tel: (212) 474-1000 Fax: (212) 474-3700

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Proposed maximum aggregate offering amount(1)(2)	Amount of registration fee
Common stock, par value $0.001 per share	$196,608,580	$6,035.88	(3)

(1)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Including shares of common stock which may be purchased by the Underwriters to cover over-allotments, if any, and proceeds from the sale of shares of common stock by the selling stockholders.
(3)	Previously paid.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-142737) of Deltek, Inc. is being filed solely to file a final version of the exhibit indicated in “Part II—Item 16(a)—Exhibits” and “Part II—Index to Exhibits.” Other than the addition of the exhibit and corresponding changes to the exhibit index and signature page, the remainder of the Form S-1 is unchanged.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

Exhibit Number	Description of Documents
1.1	Amended and Restated Underwriting Agreement, dated November 30, 2007**

2.1	Recapitalization Agreement, effective as of December 23, 2004, by and among New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P., Deltek Systems, Inc., the shareholders of Deltek Systems, Inc. and Kenneth E. deLaski, as shareholders’ representative

2.2	Amendment No. 1, dated as of March 14, 2005, to the Recapitalization Agreement by and among New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P., Deltek Systems, Inc., the shareholders of Deltek Systems, Inc. and Kenneth E. deLaski, as shareholders’ representative

2.3	Amendment No. 2, dated as of April 21, 2005, to the Recapitalization Agreement by and among New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P., Deltek Systems, Inc., the shareholders of Deltek Systems, Inc. and Kenneth E. deLaski, as shareholders’ representative

2.4	Advisory Agreement, dated as of April 22, 2005, between Deltek Systems, Inc. and New Mountain Capital, L.L.C.

2.5	Advisory Fee Waiver Letter, dated as of September 26, 2007, between Deltek, Inc. and New Mountain Capital, L.L.C.

3.1	Certificate of Incorporation of Deltek, Inc.

3.2	Bylaws of Deltek, Inc.

4.1	Specimen Common Stock Certificate

4.2	Specimen Class A Common Stock Certificate

4.3	Investor Rights Agreement, dated as of April 22, 2005, by and among Deltek Systems, Inc., New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P. and the persons listed on the signature pages thereto

4.4	Management Rights Letter, dated April 22, 2005, between New Mountain Partners II, L.P. and Deltek Systems, Inc.
4.5	Management Rights Letter, dated April 22, 2005, between Allegheny New Mountain Partners, L.P. and Deltek Systems, Inc.

4.6	Amendment No. 1 to Investor Rights Agreement, dated as of August 10, 2007

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

5.2	Opinion of Squire, Sanders & Dempsey L.L.P.

9.1	Shareholders’ Agreement, dated as of April 22, 2005, among Deltek Systems, Inc., the deLaski Shareholders and the persons listed on the signature pages thereto (and for purposes of Sections 3.3 and 3.4, New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P.)

9.2	Form of Joinder Agreement to the Shareholders’ Agreement

9.3	Form of Director Shareholder’s Agreement

Exhibit Number	Description of Documents

9.4	Form of 2005 Optionee Shareholder’s Agreement

9.5	Joinder Agreement to the Shareholder’s Agreement between Kevin T. Parker and Deltek Systems, Inc., dated December 29, 2005

9.6	Amendment No. 1 to Shareholder’s Agreement between Deltek Systems, Inc. and Joseph M. Kampf, dated September 14, 2006

9.7	Form of 2007 Optionee Shareholder’s Agreement

9.8	Form of Amendment to Director Shareholder’s Agreement

9.9	Form of Amendment No. 1 to Shareholder’s Agreement

10.1	Summary of Employee Incentive Compensation Plan

10.2	2007 Stock Incentive and Award Plan

10.3	Amended and Restated 2005 Stock Option Plan

10.4	Deltek, Inc. Employee Stock Purchase Plan

10.5	Executive Employment Agreement between Deltek Systems, Inc. and Kenneth E. deLaski dated April 22, 2005

10.6	Employment Agreement between Kevin T. Parker and Deltek Systems, Inc., dated June 16, 2005

10.7	First Stock Option Agreement between Kevin T. Parker and Deltek Systems, Inc., dated September 28, 2006

10.8	Second Stock Option Agreement between Kevin T. Parker and Deltek Systems, Inc., dated September 28, 2006

10.9	Employment Offer Letter between James C. Reagan and Deltek Systems, Inc., dated October 6, 2005

10.10	First Stock Option Agreement between James C. Reagan and Deltek Systems, Inc., dated November 3, 2005

10.11	Second Stock Option Agreement between James C. Reagan and Deltek Systems, Inc., dated November 3, 2005

10.12	Employment Offer Letter between David R. Schwiesow and Deltek Systems, Inc., dated May 8, 2006

10.13	First Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated December 20, 2006

10.14	Amendment to Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated December 20, 2006

10.15	Second Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated December 20, 2006

10.16	Third Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated January 24, 2007

10.17	Employment Offer Letter between William D. Clark and Deltek Systems, Inc., dated October 6, 2005

10.18	First Stock Option Agreement between William D. Clark and Deltek Systems, Inc., dated November 3, 2005

10.19	Second Stock Option Agreement between William D. Clark and Deltek Systems, Inc., dated November 3, 2005

10.20	Employment Offer Letter between Richard M. Lowenstein and Deltek Systems, Inc, dated May 26, 2006

Exhibit Number	Description of Documents

10.21	Employment Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated June 26, 2006

10.22	First Stock Option Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated December 20, 2006

10.23	Amendment to Stock Option Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated December 20, 2006

10.24	Second Stock Option Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated December 20, 2006

10.25	Employment Offer Letter between Carolyn J. Parent and Deltek Systems, Inc., dated February 8, 2006

10.26	First Stock Option Agreement between Carolyn J. Parent and Deltek Systems, Inc., dated December 20, 2006

10.27	Amendment to Stock Option Agreement between Carolyn J. Parent and Deltek Systems, Inc., dated December 20, 2006

10.28	Second Stock Option Agreement between Carolyn J. Parent and Deltek Systems, Inc., dated December 20, 2006

10.29	Employment Offer Letter between Holly C. Kortright and Deltek Systems, Inc., dated September 25, 2006

10.30	Stock Option Agreement between Holly C. Kortright and Deltek Systems, Inc., dated December 20, 2006
10.31	Second Stock Option Agreement between Holly C. Kortright and Deltek, Inc., dated May 24, 2007

10.32	Form of Stock Option Agreement between Eric J. Brehm and Deltek Systems, Inc.

10.33	Notice of First Stock Option Grant between Eric J. Brehm and Deltek Systems, Inc., dated November 3, 2005

10.34	Notice of Second Stock Option Grant between Eric J. Brehm and Deltek Systems, Inc., dated November 3, 2005

10.35	Form of Stock Option Agreement between Richard P. Lowrey and Deltek Systems, Inc.

10.36	Notice of First Stock Option Grant between Richard P. Lowrey and Deltek Systems, Inc., dated November 3, 2005

10.37	Notice of Second Stock Option Grant between Richard P. Lowrey and Deltek Systems, Inc., dated November 3, 2005

10.38	Stock Option Agreement between Richard P. Lowrey and Deltek, Inc., dated May 24, 2007

10.39	Stock Appreciation Rights Agreement between Richard P. Lowrey and Deltek Systems, Inc., dated January 31, 2004

10.40	Amendment to Stock Appreciation Rights Agreement between Richard P. Lowrey and Deltek Systems, Inc., dated May 24, 2004

10.41	Form of Director Stock Option Agreement issued under the Amended and Restated 2005 Stock Option Plan

10.42	Form of Amendment to Director Stock Option Agreement

10.43	Form of Director Stock Option Agreement issued under the Amended and Restated 2005 Stock Option Plan (one-year vesting)

10.44	Non-Competition Agreement, dated as of February 8, 2006, between Carolyn J. Parent and Deltek Systems, Inc.

Exhibit Number	Description of Documents

10.45	Non-Competition Agreement, dated as of April 22, 2005, between Kenneth E. deLaski and Deltek Systems, Inc.

10.46	Non-Competition Agreement, dated as of April 22, 2005, between Donald deLaski and Deltek Systems, Inc.

10.47	Recourse Promissory Note between Joseph M. Kampf and Deltek Systems, Inc., dated June 2, 2006

10.48	Release Agreement, dated as of April 22, 2005, by and among Deltek Systems, Inc. and the shareholders listed on the signature pages thereto

10.49	Form of Officer Stock Purchase Agreement

10.50	Form of Director Stock Purchase Agreement

10.51	Form of Share Price Adjustment Agreement

10.52	Director Invitation Letter between Nanci E. Caldwell and Deltek Systems, Inc., dated August 2, 2005

10.53	Director Invitation Letter between Kathleen deLaski and Deltek Systems, Inc., dated April 3, 2006

10.54	Director Invitation Letter between Joseph M. Kampf and Deltek Systems, Inc., dated April 3, 2006

10.55	Director Invitation Letter between Albert A. Notini and Deltek Systems, Inc., dated August 2, 2005

10.56	Credit Agreement, dated as of April 22, 2005, by and among Deltek Systems, Inc., as borrower, the other lenders signatory thereto, and Credit Suisse First Boston, as lender, lead arranger, administrative and collateral agent

10.57	Amendment No. 1 to Credit Agreement, dated as of August 12, 2005, by and among Deltek Systems, Inc., as borrower, the lenders signatory thereto and Credit Suisse, as lender, administrative agent and collateral agent

10.58	Incremental Term Loan Assumption Amendment No. 2 to Credit Agreement, dated as of April 28, 2006 by and among Deltek Systems, Inc., as borrower, the lenders signatory thereto and Credit Suisse, as lender, administrative agent and collateral agent

10.59	Guarantee and Collateral Agreement, dated as of April 22, 2005, among Deltek Systems, Inc., the subsidiaries of Deltek Systems, Inc. signatories thereto and Credit Suisse First Boston, as collateral agent

10.60	Supplement No. 1 to Guarantee and Collateral Agreement, dated as of October 3, 2005, among Deltek Systems, Inc., the subsidiary guarantors signatory thereto and Credit Suisse, as collateral agent

10.61	Supplement No. 2 to Guarantee and Collateral Agreement, dated as of March 17, 2006, among Deltek Systems, Inc., the subsidiary guarantors signatory thereto and Credit Suisse First Boston as collateral agent

10.62	Supplement No. 3 to Guarantee and Collateral Agreement, dated as of July 24, 2006, among Deltek Systems, Inc., the subsidiary guarantors signatory thereto and Credit Suisse, as collateral agent

10.63	Consent and Waiver to Credit Agreement, dated as of April 13, 2006 among Deltek Systems, Inc., the lenders signatory thereto and Credit Suisse, as administrative agent for the lenders

10.64	Subsidiary Trademark Security Agreement, dated as of July 21, 2006 between C/S Solutions, Inc. as subsidiary guarantor and Credit Suisse, as collateral agent

10.65	Subsidiary Trademark Security Agreement, dated as of May 1, 2006 between WST Corporation as subsidiary guarantor and Credit Suisse, as collateral agent

10.66	Subsidiary Trademark Security Agreement, dated as of October 14, 2005 between Wind2 Software, Inc., as subsidiary guarantor and Credit Suisse, as collateral agent

Exhibit Number	Description of Documents

10.67	Subsidiary Copyright Security Agreement, dated as of October 14, 2005 between Wind2 Software, Inc., as subsidiary guarantor and Credit Suisse, as collateral agent

10.68	Amendment to Employment Agreement between Kevin T. Parker and Deltek, Inc., dated April 7, 2007

10.69	Amendment to Employment Offer Letter between James C. Reagan and Deltek, Inc., dated May 2, 2007

10.70	Employment Letter Agreement between Richard P. Lowrey and Deltek, Inc., dated May 2, 2007

10.71	Employment Letter Agreement between Eric Brehm and Deltek, Inc., dated May 2, 2007

10.72	Employment Letter Agreement between Carolyn J. Parent and Deltek, Inc., dated May 2, 2007

10.73	Amendment to Employment Letter Agreement between William D. Clark and Deltek, Inc., dated May 2, 2007

10.74	Amendment to Employment Letter Agreement between Holly Kortright and Deltek, Inc., dated May 2, 2007

10.75	Amendment to Employment Letter Agreement between Richard Lowenstein and Deltek, Inc., dated May 2, 2007

10.76	Amendment to Employment Letter Agreement between David Schwiesow and Deltek, Inc., dated May 2, 2007

10.77	Third Stock Option Agreement between Kevin T. Parker and Deltek, Inc., dated June 11, 2007

10.78	Third Stock Option Agreement between James C. Reagan and Deltek, Inc., dated May 24, 2007

10.79	Fourth Stock Option Agreement between David R. Schwiesow and Deltek, Inc. dated May 24, 2007

10.80	Third Stock Option Agreement between William D. Clark and Deltek, Inc., dated May 24, 2007

10.81	Third Stock Option Agreement between Richard M. Lowenstein and Deltek, Inc., dated May 24, 2007

10.82	Third Stock Option Agreement between Carolyn J. Parent and Deltek, Inc., dated May 24, 2007

10.83	Stock Option Agreement between Eric J. Brehm and Deltek, Inc., dated May 24, 2007

10.84	Form of 2007 Plan Option Agreements

10.85	Employment Offer Letter between David Hare and Deltek, Inc., dated September 17, 2007

10.86	Form of Custody Agreement by and among Deltek, Inc., the selling stockholders signatory thereto and Computershare Inc., as custodian, paying agent and liquidating agent

10.87	Amendment No. 3 to Credit Agreement, dated as of October 30, 2007, by and among Deltek, Inc., as borrower, the lenders signatory thereto, and Credit Suisse, as lender, administrative agent and collateral agent

21.1	Subsidiaries of Deltek, Inc.

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in the opinion filed as Exhibit 5.1)

23.3	Consent of Squire, Sanders & Dempsey L.L.P. (included in the opinion filed as Exhibit 5.2)

24.1	Power of Attorney (included in signature page)

24.2	Power of Attorney of James C. Reagan

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on November 30, 2007.

DELTEK, INC.

By:	/s/ Kevin T. Parker
Kevin T. Parker Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name and Signatures	Title	Date

/s/ Kevin T. Parker Kevin T. Parker	Chairman, President and Chief Executive Officer (Principal Executive Officer)	November 30, 2007

/s/ James C. Reagan James C. Reagan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 30, 2007

* Michael B. Ajouz	Michael B. Ajouz (Director)	November 30, 2007

* Nanci E. Caldwell	Nanci E. Caldwell (Director)	November 30, 2007

* Kathleen deLaski	Kathleen deLaski (Director)	November 30, 2007

* Joseph M. Kampf	Joseph M. Kampf (Director)	November 30, 2007

* Steven B. Klinsky	Steven B. Klinsky (Director)	November 30, 2007

* Albert A. Notini	Albert A. Notini (Director)	November 30, 2007

* Janet R. Perna	Janet R. Perna (Director)	November 30, 2007

* Alok Singh	Alok Singh (Director)	November 30, 2007

*By:	/s/ Kevin T. Parker
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description of Documents
1.1	Amended and Restated Underwriting Agreement dated, November 30, 2007**

2.1	Recapitalization Agreement, effective as of December 23, 2004, by and among New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P., Deltek Systems, Inc., the shareholders of Deltek Systems, Inc. and Kenneth E. deLaski, as shareholders’ representative

2.2	Amendment No. 1, dated as of March 14, 2005, to the Recapitalization Agreement by and among New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P., Deltek Systems, Inc., the shareholders of Deltek Systems, Inc. and Kenneth E. deLaski, as shareholders’ representative

2.3	Amendment No. 2, dated as of April 21, 2005, to the Recapitalization Agreement by and among New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P., Deltek Systems, Inc., the shareholders of Deltek Systems, Inc. and Kenneth E. deLaski, as shareholders’ representative

2.4	Advisory Agreement, dated as of April 22, 2005, between Deltek Systems, Inc. and New Mountain Capital, L.L.C.

2.5	Advisory Fee Waiver Letter, dated as of September 26, 2007, between Deltek, Inc. and New Mountain Capital, L.L.C.

3.1	Certificate of Incorporation of Deltek, Inc.

3.2	Bylaws of Deltek, Inc.

4.1	Specimen Common Stock Certificate

4.2	Specimen Class A Common Stock Certificate

4.3	Investor Rights Agreement, dated as of April 22, 2005, by and among Deltek Systems, Inc., New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P., Allegheny New Mountain Partners, L.P. and the persons listed on the signature pages thereto

4.4	Management Rights Letter, dated April 22, 2005, between New Mountain Partners II, L.P. and Deltek Systems, Inc.

4.5	Management Rights Letter, dated April 22, 2005, between Allegheny New Mountain Partners, L.P. and Deltek Systems, Inc.

4.6	Amendment No. 1 to Investor Rights Agreement, dated as of August 10, 2007

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson, LLP

5.2	Opinion of Squire, Sanders & Dempsey L.L.P.

9.1	Shareholders’ Agreement, dated as of April 22, 2005, among Deltek Systems, Inc., the deLaski Shareholders and the persons listed on the signature pages thereto (and for purposes of Sections 3.3 and 3.4, New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P.)

9.2	Form of Joinder Agreement to the Shareholders’ Agreement

9.3	Form of Director Shareholder’s Agreement

9.4	Form of 2005 Optionee Shareholder’s Agreement

9.5	Joinder Agreement to the Shareholder’s Agreement between Kevin T. Parker and Deltek Systems, Inc., dated December 29, 2005

9.6	Amendment No. 1 to Shareholder’s Agreement between Deltek Systems, Inc. and Joseph M. Kampf, dated September 14, 2006

9.7	Form of 2007 Optionee Shareholder’s Agreement

Exhibit Number	Description of Documents

9.8	Form of Amendment to Director Shareholder’s Agreement

9.9	Form of Amendment No. 1 to the Shareholder’s Agreement

10.1	Summary of Employee Incentive Compensation Plan

10.2	2007 Stock Incentive and Award Plan

10.3	Amended and Restated 2005 Stock Option Plan

10.4	Deltek, Inc. Employee Stock Purchase Plan

10.5	Executive Employment Agreement between Deltek Systems, Inc. and Kenneth E. deLaski dated April 22, 2005

10.6	Employment Agreement between Kevin T. Parker and Deltek Systems, Inc., dated June 16, 2005

10.7	First Stock Option Agreement between Kevin T. Parker and Deltek Systems, Inc., dated September 28, 2006

10.8	Second Stock Option Agreement between Kevin T. Parker and Deltek Systems, Inc., dated September 28, 2006

10.9	Employment Offer Letter between James C. Reagan and Deltek Systems, Inc., dated October 6, 2005

10.10	First Stock Option Agreement between James C. Reagan and Deltek Systems, Inc., dated November 3, 2005

10.11	Second Stock Option Agreement between James C. Reagan and Deltek Systems, Inc., dated November 3, 2005

10.12	Employment Offer Letter between David R. Schwiesow and Deltek Systems, Inc., dated May 8, 2006

10.13	First Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated December 20, 2006

10.14	Amendment to Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated December 20, 2006

10.15	Second Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated December 20, 2006

10.16	Third Stock Option Agreement between David R. Schwiesow and Deltek Systems, Inc., dated January 24, 2007

10.17	Employment Offer Letter between William D. Clark and Deltek Systems, Inc., dated October 6, 2005

10.18	First Stock Option Agreement between William D. Clark and Deltek Systems, Inc., dated November 3, 2005

10.19	Second Stock Option Agreement between William D. Clark and Deltek Systems, Inc., dated November 3, 2005

10.20	Employment Offer Letter between Richard M. Lowenstein and Deltek Systems, Inc, dated May 26, 2006

10.21	Employment Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated June 26, 2006

10.22	First Stock Option Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated December 20, 2006

10.23	Amendment to Stock Option Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated December 20, 2006

Exhibit Number	Description of Documents

10.24	Second Stock Option Agreement between Richard M. Lowenstein and Deltek Systems, Inc., dated December 20, 2006

10.25	Employment Offer Letter between Carolyn J. Parent and Deltek Systems, Inc., dated February 8, 2006

10.26	First Stock Option Agreement between Carolyn J. Parent and Deltek Systems, Inc., dated December 20, 2006

10.27	Amendment to Stock Option Agreement between Carolyn J. Parent and Deltek Systems, Inc., dated December 20, 2006

10.28	Second Stock Option Agreement between Carolyn J. Parent and Deltek Systems, Inc., dated December 20, 2006

10.29	Employment Offer Letter between Holly C. Kortright and Deltek Systems, Inc., dated September 25, 2006

10.30	Stock Option Agreement between Holly C. Kortright and Deltek Systems, Inc., dated December 20, 2006

10.31	Second Stock Option Agreement between Holly C. Kortright and Deltek, Inc., dated May 24, 2007

10.32	Form of Stock Option Agreement between Eric J. Brehm and Deltek Systems, Inc.

10.33	Notice of First Stock Option Grant between Eric J. Brehm and Deltek Systems, Inc., dated November 3, 2005

10.34	Notice of Second Stock Option Grant between Eric J. Brehm and Deltek Systems, Inc., dated November 3, 2005

10.35	Form of Stock Option Agreement between Richard P. Lowrey and Deltek Systems, Inc.

10.36	Notice of First Stock Option Grant between Richard P. Lowrey and Deltek Systems, Inc., dated November 3, 2005

10.37	Notice of Second Stock Option Grant between Richard P. Lowrey and Deltek Systems, Inc., dated November 3, 2005

10.38	Stock Option Agreement between Richard P. Lowrey and Deltek, Inc., dated May 24, 2007

10.39	Stock Appreciation Rights Agreement between Richard P. Lowrey and Deltek Systems, Inc., dated January 31, 2004

10.40	Amendment to Stock Appreciation Rights Agreement between Richard P. Lowrey and Deltek Systems, Inc., dated May 24, 2004

10.41	Form of Director Stock Option Agreement issued under the Amended and Restated 2005 Stock Option Plan

10.42	Form of Amendment to Director Stock Option Agreement

10.43	Form of Director Stock Option Agreement issued under the Amended and Restated 2005 Stock Option Plan (one-year vesting)

10.44	Non-Competition Agreement, dated as of February 8, 2006, between Carolyn J. Parent and Deltek Systems, Inc.

10.45	Non-Competition Agreement, dated as of April 22, 2005, between Kenneth E. deLaski and Deltek Systems, Inc.

10.46	Non-Competition Agreement, dated as of April 22, 2005, between Donald deLaski and Deltek Systems, Inc.

10.47	Recourse Promissory Note between Joseph Kampf and Deltek Systems, Inc., dated June 2, 2006

Exhibit Number	Description of Documents

10.48	Release Agreement, dated as of April 22, 2005, by and among Deltek Systems, Inc. and the shareholders listed on the signature pages thereto

10.49	Form of Officer Stock Purchase Agreement

10.50	Form of Director Stock Purchase Agreement

10.51	Form of Share Price Adjustment Agreement

10.52	Director Invitation Letter between Nanci E. Caldwell and Deltek Systems, Inc., dated August 2, 2005

10.53	Director Invitation Letter between Kathleen deLaski and Deltek Systems, Inc., dated April 3, 2006

10.54	Director Invitation Letter between Joseph M. Kampf and Deltek Systems, Inc., dated April 3, 2006

10.55	Director Invitation Letter between Albert A. Notini and Deltek Systems, Inc., dated August 2, 2005

10.56	Credit Agreement, dated as of April 22, 2005, by and among Deltek Systems, Inc., as borrower, the other lenders signatory thereto, and Credit Suisse First Boston, as lender, lead arranger, administrative and collateral agent

10.57	Amendment No. 1 to Credit Agreement, dated as of August 12, 2005, by and among Deltek Systems, Inc., as borrower, the lenders signatory thereto and Credit Suisse, as lender, administrative agent and collateral agent

10.58	Incremental Term Loan Assumption Amendment No. 2 to Credit Agreement, dated as of April 28, 2006 by and among Deltek Systems, Inc., as borrower, the lenders signatory thereto and Credit Suisse, as lender, administrative agent and collateral agent

10.59	Guarantee and Collateral Agreement, dated as of April 22, 2005, among Deltek Systems, Inc., the subsidiaries of Deltek Systems, Inc. signatories thereto and Credit Suisse First Boston, as collateral agent

10.60	Supplement No. 1 to Guarantee and Collateral Agreement, dated as of October 3, 2005, among Deltek Systems, Inc., the subsidiary guarantors signatory thereto and Credit Suisse, as collateral agent

10.61	Supplement No. 2 to Guarantee and Collateral Agreement, dated as of March 17, 2006, among Deltek Systems, Inc., the subsidiary guarantors signatory thereto and Credit Suisse First Boston as collateral agent

10.62	Supplement No. 3 to Guarantee and Collateral Agreement, dated as of July 24, 2006, among Deltek Systems, Inc., the subsidiary guarantors signatory thereto and Credit Suisse, as collateral agent

10.63	Consent and Waiver to Credit Agreement, dated as of April 13, 2006 among Deltek Systems, Inc., the lenders signatory thereto and Credit Suisse, as administrative agent for the lenders

10.64	Subsidiary Trademark Security Agreement, dated as of July 21, 2006 between C/S Solutions, Inc. as subsidiary guarantor and Credit Suisse, as collateral agent

10.65	Subsidiary Trademark Security Agreement, dated as of May 1, 2006 between WST Corporation as subsidiary guarantor and Credit Suisse, as collateral agent

10.66	Subsidiary Trademark Security Agreement, dated as of October 14, 2005 between Wind2 Software, Inc., as subsidiary guarantor and Credit Suisse, as collateral agent

10.67	Subsidiary Copyright Security Agreement, dated as of October 14, 2005 between Wind2 Software, Inc., as subsidiary guarantor and Credit Suisse, as collateral agent

10.68	Amendment to Employment Agreement between Kevin T. Parker and Deltek, Inc., dated April 7, 2007

10.69	Amendment to Employment Offer Letter between James C. Reagan and Deltek, Inc., dated May 2, 2007

Exhibit Number	Description of Documents

10.70	Employment Letter Agreement between Richard P. Lowrey and Deltek, Inc., dated May 2, 2007

10.71	Employment Letter Agreement between Eric Brehm and Deltek, Inc., dated May 2, 2007

10.72	Employment Letter Agreement between Carolyn J. Parent and Deltek, Inc., dated May 2, 2007

10.73	Amendment to Employment Letter Agreement between William D. Clark and Deltek, Inc., dated May 2, 2007

10.74	Amendment to Employment Letter Agreement between Holly Kortright and Deltek, Inc., dated May 2, 2007

10.75	Amendment to Employment Letter Agreement between Richard Lowenstein and Deltek, Inc., dated May 2, 2007

10.76	Amendment to Employment Letter Agreement between David Schwiesow and Deltek, Inc., dated May 2, 2007

10.77	Third Stock Option Agreement between Kevin T. Parker and Deltek, Inc., dated June 11, 2007

10.78	Third Stock Option Agreement between James C. Reagan and Deltek, Inc., dated May 24, 2007

10.79	Fourth Stock Option Agreement between David R. Schwiesow and Deltek, Inc. dated May 24, 2007

10.80	Third Stock Option Agreement between William D. Clark and Deltek, Inc., dated May 24, 2007

10.81	Third Stock Option Agreement between Richard M. Lowenstein and Deltek, Inc., dated May 24, 2007

10.82	Third Stock Option Agreement between Carolyn J. Parent and Deltek, Inc., dated May 24, 2007

10.83	Stock Option Agreement between Eric J. Brehm and Deltek, Inc., dated May 24, 2007

10.84	Form of 2007 Plan Option Agreements

10.85	Employment Offer Letter between David Hare and Deltek, Inc., dated September 17, 2007

10.86	Form of Custody Agreement by and among Deltek, Inc., the selling stockholders signatory thereto and Computershare Inc., as custodian, paying agent and liquidating agent

10.87	Amendment No. 3 to Credit Agreement, dated as of October 30, 2007, by and among Deltek, Inc., as borrower, the lenders signatory thereto, and Credit Suisse, as lender, administrative agent and collateral agent

21.1	Subsidiaries of Deltek, Inc.

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in the opinion filed as Exhibit 5.1)

23.3	Consent of Squire, Sanders & Dempsey L.L.P. (included in the opinion filed as Exhibit 5.2)

24.1	Power of Attorney (included in signature page)

24.2	Power of Attorney of James C. Reagan

**	Filed herewith.